                                                                    EXHIBIT 99.4

                    CERTIFICATION OF CHIEF ACCOUNTING OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of The Meridian Resource Corporation (the "Company") for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Lloyd V. DeLano, Chief Accounting Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date:    November 14, 2002

                                                 /s/ Lloyd V. DeLano
                                                 ------------------------
                                                 Lloyd V. DeLano
                                                 Chief Accounting Officer